UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2017

Date of reporting period:	January 1, 2017 — June 30, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Variable Trust

Semiannual report
6 | 30 | 17

Putnam VT
Research Fund

Message from the Trustees

August 8, 2017

Dear Shareholder:

A fair amount of investor optimism has helped to fuel financial markets in 2017, and global stock and bond markets have generally fared well. At the same time, however, a number of macroeconomic and political risks around the world could disrupt the positive momentum.

While calm markets are generally welcome, we believe investors should continue to remember time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and speak regularly with your financial advisor. In the following pages, you will find a summary of your fund’s performance for the reporting period.

We would like to take this opportunity to announce some changes to your fund’s Board of Trustees. First, we are pleased to welcome the arrival of Catharine Bond Hill and Manoj P. Singh, who bring extensive professional and directorship experience to their new roles as Putnam Trustees. In addition, we would like to extend our appreciation and best wishes to Robert J. Darretta, John A. Hill, and W. Thomas Stephens, who retired from the Board, effective June 30, 2017. We are grateful for their years of work on behalf of you and your fellow shareholders, and we wish them well in their future endeavors.

Thank you for investing with Putnam.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock values may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific company or industry. You can lose money by investing in the fund.

Performance summary (as of 6/30/17)

Investment objective
Capital appreciation

Net asset value June 30, 2017

Class IA: $24.15		Class IB: $24.13

Total return at net asset value
(as of 6/30/17)*	Class IA shares†	Class IB shares†	S&P 500 Index

6 months	11.42%	11.26%	9.34%

1 year	20.46	20.12	17.90

5 years	101.73	99.16	97.92
Annualized	15.07	14.77	14.63

10 years	95.31	90.51	100.08
Annualized	6.92	6.66	7.18

Life	218.11	204.25	239.80
Annualized	6.37	6.11	6.74

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Recent performance may have benefited from one or more legal settlements.

† Class inception date: September 30, 1998.

The S&P 500 Index is an unmanaged index of common stock performance.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Putnam VT Research Fund 1

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 1/1/17 to 6/30/17. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios
	Class IA	Class IB

Total annual operating expenses for the fiscal
year ended 12/31/16	0.82%	1.07%

Annualized expense ratio for the six-month
period ended 6/30/17	0.82%	1.07%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000
Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 6/30/17		ended 6/30/17

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$4.30	$5.60	$4.11	$5.36

Ending value
(after
expenses)	$1,114.20	$1,112.60	$1,020.73	$1,019.49

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/17. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Your fund’s managers

Portfolio Manager Aaron M. Cooper, CFA, is Chief Investment Officer, Equities, at Putnam. He joined Putnam in 2011 and has been in the investment industry since 1999.

In addition to Aaron, your fund’s managers are Jacquelyne J. Cavanaugh; Samuel Cox; Neil P. Desai; Kathryn B. Lakin; and Walter D. Scully, CPA.

Your fund’s managers also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT Research Fund

The fund’s portfolio 6/30/17 (Unaudited)

COMMON STOCKS (96.0%)*	Shares	Value

Aerospace and defense (2.8%)
Airbus SE (France)	2,365	$194,485

Northrop Grumman Corp.	1,491	382,755

Raytheon Co.	2,464	397,887

United Technologies Corp.	3,262	398,323

		1,373,450
Airlines (0.5%)
American Airlines Group, Inc.	4,548	228,855

		228,855
Banks (3.3%)
Bank of America Corp.	26,145	634,278

JPMorgan Chase & Co.	10,331	944,253

		1,578,531
Beverages (3.5%)
Coca-Cola Co. (The)	1,098	49,245

Constellation Brands, Inc. Class A	1,373	265,991

Dr. Pepper Snapple Group, Inc.	3,611	328,998

Molson Coors Brewing Co. Class B	1,679	144,965

Monster Beverage Corp. †	2,175	108,054

PepsiCo, Inc.	6,811	786,602

		1,683,855
Biotechnology (3.6%)
Amgen, Inc.	2,652	456,754

Biogen, Inc. †	1,283	348,155

Bioverativ, Inc. †	1,919	115,466

Celgene Corp. †	2,316	300,779

Gilead Sciences, Inc.	4,768	337,479

Regeneron Pharmaceuticals, Inc. †	328	161,094

		1,719,727
Building products (1.2%)
Fortune Brands Home & Security, Inc.	4,440	289,666

Johnson Controls International PLC	6,636	287,737

		577,403
Capital markets (5.0%)
BlackRock, Inc.	457	193,041

Charles Schwab Corp. (The)	3,392	145,720

E*Trade Financial Corp. †	3,196	121,544

Goldman Sachs Group, Inc. (The)	1,530	339,507

Hamilton Lane, Inc. Class A †	6,028	132,556

Intercontinental Exchange, Inc.	6,423	423,404

Invesco, Ltd.	19,618	690,357

Investment Technology Group, Inc.	9,127	193,857

KKR & Co. LP	10,968	204,005

		2,443,991
Chemicals (2.7%)
Albemarle Corp.	817	86,226

CF Industries Holdings, Inc.	3,522	98,475

Dow Chemical Co. (The)	5,494	346,507

Evonik Industries AG (Germany)	1,881	60,123

LyondellBasell Industries NV Class A	707	52,580

Sherwin-Williams Co. (The)	1,128	395,883

W.R. Grace & Co.	3,501	252,107

		1,291,901
Commercial services and supplies (0.8%)
Stericycle, Inc. †	1,421	108,451

Waste Connections, Inc. (Canada)	4,045	260,579

		369,030
Communications equipment (0.4%)
Cisco Systems, Inc.	5,399	168,989

		168,989

COMMON STOCKS (96.0%)* cont.	Shares	Value

Construction materials (0.2%)
Vulcan Materials Co.	767	$97,164

		97,164
Consumer finance (0.3%)
Oportun Financial Corp. (acquired 6/23/15,
cost $24,222) (Private) † ∆∆ F	8,499	23,980

Synchrony Financial	3,315	98,853

		122,833
Containers and packaging (0.3%)
Sealed Air Corp.	2,842	127,208

		127,208
Diversified financial services (0.2%)
Conyers Park Acquisition Corp. (Units) †	3,319	42,317

Gores Holdings II, Inc. (Units) †	3,441	35,924

		78,241
Diversified telecommunication services (1.5%)
AT&T, Inc.	14,870	561,045

Verizon Communications, Inc.	4,123	184,133

		745,178
Electric utilities (2.1%)
American Electric Power Co., Inc.	3,345	232,377

Edison International	1,321	103,289

Exelon Corp.	7,523	271,355

NextEra Energy, Inc.	1,114	156,105

PG&E Corp.	3,424	227,251

		990,377
Electrical equipment (0.6%)
Rockwell Automation, Inc.	1,724	279,219

		279,219
Energy equipment and services (0.9%)
Halliburton Co.	5,619	239,987

Schlumberger, Ltd.	1,231	81,049

Select Energy Services Class A † S	7,796	94,721

		415,757
Equity real estate investment trusts (REITs) (0.8%)
American Tower Corp.	1,523	201,523

Gaming and Leisure Properties, Inc.	5,113	192,607

		394,130
Food and staples retail (2.6%)
Costco Wholesale Corp.	1,837	293,791

CVS Health Corp.	2,354	189,403

Kroger Co. (The)	9,404	219,301

Wal-Mart Stores, Inc.	2,077	157,187

Walgreens Boots Alliance, Inc.	4,969	389,122

		1,248,804
Food products (2.0%)
Campbell Soup Co.	1,805	94,131

Kraft Heinz Co. (The)	4,665	399,511

Mondelez International, Inc. Class A	5,481	236,724

Pinnacle Foods, Inc.	4,330	257,202

		987,568
Health-care equipment and supplies (3.2%)
Becton Dickinson and Co.	2,022	394,512

Boston Scientific Corp. †	9,758	270,492

C.R. Bard, Inc.	376	118,857

Danaher Corp.	3,912	330,134

DENTSPLY Sirona, Inc.	3,536	229,274

Intuitive Surgical, Inc. †	201	188,009

		1,531,278
Health-care providers and services (1.9%)
Aetna, Inc.	332	50,408

Cardinal Health, Inc.	989	77,063

Cigna Corp.	1,422	238,029

Express Scripts Holding Co. †	1,083	69,139

Humana, Inc.	683	164,343

Putnam VT Research Fund 3

COMMON STOCKS (96.0%)* cont.	Shares	Value

Health-care providers and services cont.
McKesson Corp.	570	$93,788

UnitedHealth Group, Inc.	1,233	228,623

		921,393
Hotels, restaurants, and leisure (2.2%)
Hilton Worldwide Holdings, Inc.	4,107	254,018

Penn National Gaming, Inc. †	8,267	176,914

Restaurant Brands International, Inc. (Canada)	2,956	184,868

Wynn Resorts, Ltd.	1,641	220,091

Yum China Holdings, Inc. (China) †	5,207	205,312

		1,041,203
Household products (0.5%)
Colgate-Palmolive Co.	3,197	236,994

		236,994
Independent power and renewable electricity producers (0.6%)
Calpine Corp. † S	5,423	73,373

NRG Energy, Inc.	11,733	202,042

		275,415
Industrial conglomerates (0.6%)
Siemens AG (Germany)	2,226	305,981

		305,981
Insurance (3.6%)
American International Group, Inc.	5,653	353,426

Assured Guaranty, Ltd.	8,851	369,441

Chubb, Ltd.	3,428	498,363

Hartford Financial Services Group, Inc. (The)	1,967	103,405

MetLife, Inc.	2,895	159,051

Prudential PLC (United Kingdom)	11,250	258,032

		1,741,718
Internet and direct marketing retail (3.6%)
Amazon.com, Inc. †	1,161	1,123,848

Delivery Hero Holding GmbH (acquired 6/12/15,
cost $30,808) (Private) (Germany) † F	1,200	34,292

Expedia, Inc.	1,611	239,958

Priceline Group, Inc. (The) †	215	402,162

		1,800,260
Internet software and services (6.2%)
Alibaba Group Holding, Ltd. ADR (China) † S	1,866	262,919

Alphabet, Inc. Class A †	1,585	1,473,543

Facebook, Inc. Class A †	6,060	914,939

GoDaddy, Inc. Class A †	2,478	105,117

Instructure, Inc. †	2,975	87,763

Tencent Holdings, Ltd. (China)	5,650	202,048

		3,046,329
IT Services (2.7%)
DXC Technology Co. †	4,074	312,557

Fidelity National Information Services, Inc.	2,300	196,420

MasterCard, Inc. Class A	2,238	271,805

Visa, Inc. Class A	5,608	525,918

		1,306,700
Life sciences tools and services (0.3%)
Agilent Technologies, Inc.	2,585	153,316

		153,316
Machinery (2.9%)
Cummins, Inc.	1,676	271,881

Dover Corp.	3,666	294,087

Fortive Corp.	5,134	325,239

KION Group AG (Germany)	3,081	235,489

Komatsu, Ltd. (Japan)	9,800	248,714

		1,375,410
Media (3.2%)
Charter Communications, Inc. Class A †	1,086	365,819

Comcast Corp. Class A	15,284	594,853

DISH Network Corp. Class A †	2,126	133,428

COMMON STOCKS (96.0%)* cont.	Shares	Value

Media cont.
Live Nation Entertainment, Inc. †	4,374	$152,434

Twenty-First Century Fox, Inc.	1,850	52,429

Walt Disney Co. (The)	2,175	231,094

		1,530,057
Metals and mining (0.5%)
Alcoa Corp.	4,236	138,305

Iluka Resources, Ltd. (Australia)	12,592	84,007

		222,312
Multi-utilities (0.2%)
Ameren Corp.	2,171	118,689

		118,689
Oil, gas, and consumable fuels (4.8%)
Anadarko Petroleum Corp.	3,247	147,219

Cenovus Energy, Inc. (Canada)	18,868	139,095

Cheniere Energy, Inc. †	3,902	190,066

ConocoPhillips	9,281	407,993

EnCana Corp. (Canada)	6,671	58,695

EOG Resources, Inc.	3,046	275,724

Exxon Mobil Corp.	1,456	117,543

Kinder Morgan, Inc.	1,582	30,311

Marathon Oil Corp.	3,980	47,163

Noble Energy, Inc.	4,746	134,312

Pioneer Natural Resources Co.	915	146,016

Plains All American Pipeline LP	2,565	67,383

QEP Resources, Inc. †	8,996	90,860

Royal Dutch Shell PLC Class A (United Kingdom)	8,075	214,027

Seven Generations Energy, Ltd. (Canada) †	5,148	88,169

Suncor Energy, Inc. (Canada)	6,652	194,359

		2,348,935
Personal products (0.3%)
Edgewell Personal Care Co. †	1,658	126,041

		126,041
Pharmaceuticals (4.0%)
Bristol-Myers Squibb Co.	2,011	112,053

Jazz Pharmaceuticals PLC †	2,273	353,452

Johnson & Johnson	6,460	854,593

Merck & Co., Inc.	6,837	438,183

Pfizer, Inc.	4,487	150,718

		1,908,999
Professional services (0.3%)
IHS Markit, Ltd. (United Kingdom) †	3,630	159,865

		159,865
Road and rail (0.7%)
Norfolk Southern Corp.	2,900	352,930

		352,930
Semiconductors and semiconductor equipment (4.0%)
Applied Materials, Inc.	6,984	288,509

Broadcom, Ltd.	1,932	450,253

Cavium, Inc. †	2,863	177,878

NXP Semiconductor NV †	1,215	132,982

Qorvo, Inc. †	3,134	198,445

Qualcomm, Inc.	5,929	327,399

Texas Instruments, Inc.	4,823	371,033

		1,946,499
Software (5.5%)
Adobe Systems, Inc. †	2,098	296,741

Everbridge, Inc. †	4,353	106,039

Microsoft Corp.	19,969	1,376,463

NCSoft Corp. (South Korea)	819	271,652

Oracle Corp.	2,528	126,754

RealPage, Inc. †	5,913	212,572

4 Putnam VT Research Fund

COMMON STOCKS (96.0%)* cont.	Shares	Value

Software cont.
salesforce.com, Inc. †	1,312	$113,619

Ubisoft Entertainment SA (France) †	3,272	185,660

		2,689,500
Specialty retail (2.7%)
Home Depot, Inc. (The)	5,152	790,317

L Brands, Inc.	2,220	119,636

O’Reilly Automotive, Inc. †	742	162,305

TJX Cos., Inc. (The)	3,493	252,090

		1,324,348
Technology hardware, storage, and peripherals (3.8%)
Apple, Inc.	11,509	1,657,523

HP, Inc.	5,912	103,342

Western Digital Corp.	590	52,274

		1,813,139
Textiles, apparel, and luxury goods (0.8%)
Hanesbrands, Inc. S	8,216	190,283

NIKE, Inc. Class B	3,031	178,829

		369,112
Tobacco (1.0%)
Altria Group, Inc.	6,415	477,725

		477,725
Water utilities (0.3%)
American Water Works Co., Inc.	1,547	120,589

		120,589
Wireless telecommunication services (0.3%)
T-Mobile US, Inc. †	2,205	133,667

		133,667

Total common stocks (cost $40,366,511)		$46,300,615

INVESTMENT COMPANIES (1.8%)*	Shares	Value

SPDR S&P Regional Banking ETF S	15,389	$845,626

Total investment companies (cost $848,917)		$845,626

CONVERTIBLE PREFERRED STOCKS (0.2%)*	Shares	Value

Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd.
(acquired 6/23/15, cost $66) (Private) † ∆∆ F	23	$65

Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd.
(acquired 6/23/15, cost $1,266) (Private) † ∆∆ F	402	1,254

Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd.
(acquired 6/23/15, cost $2,973) (Private) † ∆∆ F	584	2,943

Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd.
(acquired 6/23/15, cost $4,311) (Private) † ∆∆ F	847	4,268

Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd.
(acquired 6/23/15, cost $2,416) (Private) † ∆∆ F	440	2,391

Oportun Financial Corp. Ser. F, 8.00% cv. pfd.
(acquired 6/23/15, cost $7,296) (Private) † ∆∆ F	950	7,223

Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd.
(acquired 6/23/15, cost $20,463) (Private) † ∆∆ F	7,180	20,258

Oportun Financial Corp. Ser. G, 8.00% cv. pfd.
(acquired 6/23/15, cost $25,875) (Private) † ∆∆ F	9,079	25,616

Oportun Financial Corp. Ser. H, 8.00% cv. pfd.
(acquired 2/6/15, cost $39,489) (Private) † ∆∆ F	13,869	39,094

Total convertible preferred stocks (cost $104,155)		$103,112

	Principal amount/
SHORT-TERM INVESTMENTS (4.2%)*	shares	Value

Putnam Cash Collateral Pool, LLC 1.24% [d]	Shares 973,431	$973,431

Putnam Short Term Investment
Fund 1.07% L	Shares 1,006,571	1,006,571

U.S. Treasury Bills 0.800%, 7/6/17 #	$40,000	39,998

Total short-term investments (cost $2,019,998)		$2,020,000

Total investments (cost $43,339,581)		$49,269,353

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
OTC	Over-the-counter
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2017 through June 30, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $48,205,749.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $161,384, or 0.3% of net assets.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $60,833 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

The dates shown on debt obligations are the original maturity dates.

Putnam VT Research Fund 5

FORWARD CURRENCY CONTRACTS at 6/30/17 (aggregate face value $3,397,318) (Unaudited)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	British Pound	Sell	9/20/17	$106,269	$105,496	$(773)

	Canadian Dollar	Sell	7/19/17	289,407	278,016	(11,391)

Citibank, N.A.

	Canadian Dollar	Buy	7/19/17	144,703	140,334	4,369

	Euro	Sell	9/20/17	1,000,194	983,768	(16,426)

Goldman Sachs International

	Euro	Sell	9/20/17	166,967	162,680	(4,287)

	Japanese Yen	Sell	8/16/17	240,134	237,456	(2,678)

HSBC Bank USA, National Association

	Euro	Buy	9/20/17	138,986	136,077	2,909

JPMorgan Chase Bank N.A.

	British Pound	Sell	9/20/17	458,760	453,309	(5,451)

	Canadian Dollar	Sell	7/19/17	734,316	711,866	(22,450)

	Norwegian Krone	Buy	9/20/17	1,212	1,194	18

	Swiss Franc	Buy	9/20/17	12,366	12,240	126

State Street Bank and Trust Co.

	British Pound	Sell	9/20/17	175,592	173,888	(1,704)

	Israeli Shekel	Buy	7/19/17	1,033	994	39

Total						$(57,699)

FUTURES CONTRACTS				Unrealized
OUTSTANDING at 6/30/17	Number of		Expiration	appreciation/
(Unaudited)	contracts	Value	date	(depreciation)

S&P 500 Index E-Mini (Long)	7	$847,315	Sep-17	$(4,745)

Total				$(4,745)

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/17 (Unaudited)
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by or	appreciation/
Notional amount		received (paid)	date	fund per annum	paid by fund	(depreciation)

Goldman Sachs International
units	156	$—	12/15/20	1 month USD-LIBOR-BBA	Russell 2000 Total	$(4,696)
				minus 0.58%	Return Index

Total		$—				$(4,696)

6 Putnam VT Research Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$6,030,688	$—	$34,292

Consumer staples	4,760,987	—	—

Energy	2,764,692	—	—

Financials	5,941,334	—	23,980

Health care	6,234,713	—	—

Industrials	5,022,143	—	—

Information technology	10,971,156	—	—

Materials	1,738,585	—	—

Real estate	394,130	—	—

Telecommunication services	878,845	—	—

Utilities	1,505,070	—	—

Total common stocks	46,242,343	—	58,272

Convertible preferred stocks	—	—	103,112

Investment companies	845,626	—	—

Short-term investments	1,006,571	1,013,429	—

Totals by level	$48,094,540	$1,013,429	$161,384

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(57,699)	$—

Futures contracts	(4,745)	—	—

Total return swap contracts	—	(4,696)	—

Totals by level	$(4,745)	$(62,395)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Putnam VT Research Fund 7

Statement of assets and liabilities
6/30/17 (Unaudited)

Assets

Investment in securities, at value, including $950,146 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $41,359,579)	$47,289,351

Affiliated issuers (identified cost $1,980,002) (Notes 1 and 5)	1,980,002

Foreign currency (cost $111) (Note 1)	111

Dividends, interest and other receivables	70,197

Receivable for investments sold	387,171

Receivable for variation margin on futures contracts (Note 1)	315

Unrealized appreciation on forward currency contracts (Note 1)	7,461

Total assets	49,734,608

Liabilities

Payable for investments purchased	288,568

Payable for shares of the fund repurchased	55,395

Payable for compensation of Manager (Note 2)	22,337

Payable for custodian fees (Note 2)	12,879

Payable for investor servicing fees (Note 2)	4,809

Payable for Trustee compensation and expenses (Note 2)	65,565

Payable for administrative services (Note 2)	191

Payable for distribution fees (Note 2)	5,490

Unrealized depreciation on OTC swap contracts (Note 1)	4,696

Unrealized depreciation on forward currency contracts (Note 1)	65,160

Collateral on securities loaned, at value (Note 1)	973,431

Other accrued expenses	30,338

Total liabilities	1,528,859

Net assets	$48,205,749

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$47,640,145

Undistributed net investment income (Note 1)	40,451

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(5,337,725)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	5,862,878

Total — Representing net assets applicable to capital shares outstanding	$48,205,749

Computation of net asset value Class IA

Net assets	$21,844,160

Number of shares outstanding	904,594

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$24.15

Computation of net asset value Class IB

Net assets	$26,361,589

Number of shares outstanding	1,092,403

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$24.13

The accompanying notes are an integral part of these financial statements.

8 Putnam VT Research Fund

Statement of operations
Six months ended 6/30/17 (Unaudited)

Investment income

Dividends (net of foreign tax of $5,030)	$413,360

Interest (including interest income of $3,316 from investments in affiliated issuers) (Note 5)	3,431

Securities lending (net of expenses) (Notes 1 and 5)	3,400

Total investment income	420,191

Expenses

Compensation of Manager (Note 2)	133,012

Investor servicing fees (Note 2)	16,911

Custodian fees (Note 2)	9,671

Trustee compensation and expenses (Note 2)	1,760

Distribution fees (Note 2)	33,036

Administrative services (Note 2)	569

Auditing and tax fees	22,536

Other	12,938

Total expenses	230,433

Expense reduction (Note 2)	(925)

Net expenses	229,508

Net investment income	190,683

Net realized gain on securities from unaffiliated issuers (Notes 1 and 3)	4,185,972

Net realized loss on forward currency contracts (Note 1)	(36,012)

Net realized loss on foreign currency transactions (Note 1)	(174)

Net realized loss on swap contracts (Note 1)	(38,783)

Net realized gain on futures contracts (Note 1)	35,502

Net realized gain on written options (Notes 1 and 3)	119,788

Net unrealized appreciation of securities in unaffiliated issuers during the period	875,849

Net unrealized depreciation of forward currency contracts during the period	(114,844)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	266

Net unrealized depreciation of swap contracts during the period	(10,784)

Net unrealized depreciation of futures contracts during the period	(4,745)

Net unrealized depreciation of written options during the period	(54,470)

Net gain on investments	4,957,565

Net increase in net assets resulting from operations	$5,148,248

The accompanying notes are an integral part of these financial statements.

Putnam VT Research Fund 9

Statement of changes in net assets

	Six months
	ended	Year ended
	6/30/17*	12/31/16

Increase (decrease) in net assets

Operations:

Net investment income	$190,683	$439,289

Net realized gain on investments and foreign currency transactions	4,266,293	1,850,094

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	691,272	2,135,374

Net increase in net assets resulting from operations	5,148,248	4,424,757

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(193,986)	(364,775)

Class IB	(174,138)	(399,283)

Decrease from capital share transactions (Note 4)	(2,973,542)	(4,894,321)

Total increase (decrease) in net assets	1,806,582	(1,233,622)

Net assets:

Beginning of period	46,399,167	47,632,789

End of period (including undistributed net investment income of $40,451 and $217,892, respectively)	$48,205,749	$46,399,167

*Unaudited.

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Research Fund

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss) [a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) [b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/17†	$21.87	.11	2.38 [e]	2.49	(.21)	(.21)	$24.15	11.42*[e]	$21,844	.41*	.46*	50*

12/31/16	20.19	.22	1.83	2.05	(.37)	(.37)	21.87	10.32	20,597	.82f	1.10 [f]	80

12/31/15	20.76	.20	(.45)	(.25)	(.32)	(.32)	20.19	(1.29)	20,684.81		.98	90

12/31/14	18.22	.21	2.53	2.74	(.20)	(.20)	20.76	15.17	24,359.83		1.11	94

12/31/13	13.83	.17	4.43	4.60	(.21)	(.21)	18.22	33.60	25,321.82		1.08	90

12/31/12	11.84	.19	1.97	2.16	(.17)	(.17)	13.83	18.28	23,099.85		1.42	89

Class IB

6/30/17†	$21.83	.08	2.37[e]	2.45	(.15)	(.15)	$24.13	11.26*e	$26,362	.53*	.34*	50*

12/31/16	20.15	.17	1.82	1.99	(.31)	(.31)	21.83	10.03	25,802	1.07f	.85 [f]	80

12/31/15	20.71	.15	(.45)	(.30)	(.26)	(.26)	20.15	(1.50)	26,949	1.06	.73	90

12/31/14	18.18	.17	2.51	2.68	(.15)	(.15)	20.71	14.86	31,372	1.08	.87	94

12/31/13	13.79	.13	4.43	4.56	(.17)	(.17)	18.18	33.36	32,988	1.07	.83	90

12/31/12	11.81	.15	1.96	2.11	(.13)	(.13)	13.79	17.92	30,009	1.10	1.16	89

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects a non-recurring litigation payment received by the fund from Household International which amounted to the following amounts per share outstanding on May 8, 2017:

Per share

Class IA	$0.33

Class IB	0.33

This payment resulted in an increase to total returns of 1.52% for the period ended June 30, 2017.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

Putnam VT Research Fund 11

Notes to financial statements 6/30/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2017 through June 30, 2017.

Putnam VT Research Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large U.S. companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise and may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received.

12 Putnam VT Research Fund

Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to a basket of securities.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the coun-terparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $10,166 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterpar-ty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $65,304 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk

Putnam VT Research Fund 13

of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $973,431 and the value of securities loaned amounted to $950,146.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2016, the fund had a capital loss carryover of $9,470,861 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

	Loss carryover

Short-term	Long-term	Total	Expiration

$9,470,861	N/A	$9,470,861	12/31/17

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $43,472,048, resulting in gross unrealized appreciation and depreciation of $7,229,881 and $1,432,576, respectively, or net unrealized appreciation of $5,797,305.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 44.2% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion and
0.475%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.275% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2019, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

14 Putnam VT Research Fund

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$7,580
Class IB	9,331

Total	$16,911

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $7 under the expense offset arrangements and by $918 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $37, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of	Proceeds
	purchases	from sales

Investments in securities
(Long-term)	$23,586,918	$26,561,431

U.S. government securities
(Long-term)	—	—

Total	$23,586,918	$26,561,431

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

	Written option	Written option
	contract amounts	premiums

Written options outstanding
at the beginning of the
reporting period	$37,310	$67,158

Options opened	36,933	52,630

Options exercised	—	—

Options expired	(74,243)	(119,788)

Options closed	—	—

Written options outstanding at
the end of the reporting period	$—	$—

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/17		Year ended 12/31/16		Six months ended 6/30/17		Year ended 12/31/16

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	21,284	$497,331	43,639	$876,756	15,268	$353,464	27,926	$562,736

Shares issued in connection with
reinvestment of distributions	8,347	193,986	18,451	364,775	7,493	174,138	20,196	399,283

	29,631	691,317	62,090	1,241,531	22,761	527,602	48,122	962,019

Shares repurchased	(66,718)	(1,562,584)	(144,907)	(2,937,439)	(112,187)	(2,629,877)	(204,006)	(4,160,432)

Net decrease	(37,087)	$(871,267)	(82,817)	$(1,695,908)	(89,426)	$(2,102,275)	(155,884)	$(3,198,413)

Putnam VT Research Fund 15

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares outstanding
					and fair value
Affiliate	Fair value as of 12/31/16	Purchase cost	Sale proceeds	Investment income	as of 6/30/17

Short-term investments

Putnam Cash Collateral Pool, LLC *	$469,250	$5,590,373	$5,086,192	$5,949	$973,431

Putnam Short Term Investment
Fund **	771,330	7,325,524	7,090,283	3,316	1,006,571

Total Short-term investments	$1,240,580	$12,915,897	$12,176,475	$9,265	$1,980,002

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$21,000

Written equity option contracts (contract amount) (Note 3)	$21,000

Futures contracts (number of contracts)	4

Forward currency contracts (contract amount)	$3,700,000

OTC total return swap contracts (notional)	$1,100,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange contracts	Receivables	$7,461	Payables	$65,160

Equity contracts			Payables, Net assets —
	Receivables	—	Unrealized depreciation	9,441*

Total		$7,461		$74,601

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as			Forward currency
hedging instruments under ASC 815	Options	Futures	contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$(36,012)	$—	$(36,012)

Equity contracts	(46,585)	35,502	—	(38,783)	$(49,866)

Total	$(46,585)	$35,502	$(36,012)	$(38,783)	$(85,878)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as			Forward currency
hedging instruments under ASC 815	Options	Futures	contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$(114,844)	$—	$(114,844)

Equity contracts	16,974	(4,745)	—	(10,784)	$1,445

Total	$16,974	$(4,745)	$(114,844)	$(10,784)	$(113,399)

16 Putnam VT Research Fund

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Citibank, N.A.	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	State Street Bank and Trust Co.	Total

Assets:

OTC Total return
swap contracts*#	$—	$—	$—	$—	$—	$—	$—	$—

Futures contracts§	—	—	—	—	—	315	—	315

Forward currency
contracts#	—	4,369	—	2,909	144	—	39	7,461

Total Assets	$—	$4,369	$—	$2,909	$144	$315	$39	$7,776

Liabilities:

OTC Total return
swap contracts*#	$—	$—	$4,696	$—	$—	$—	$—	$4,696

Futures contracts§	—	—	—	—	—	—	—	—

Forward currency
contracts#	12,164	16,426	6,965	—	27,901	—	1,704	65,160

Total Liabilities	$12,164	$16,426	$11,661	$—	$27,901	$—	$1,704	$69,856

Total Financial and
Derivative Net Assets	$(12,164)	$(12,057)	$(11,661)	$2,909	$(27,757)	$315	$(1,665)	$(62,080)

Total collateral
received (pledged)†##	$—	$—	$10,166	$—	$—	$—	$—

Net amount	$(12,164)	$(12,057)	$(21,827)	$2,909	$(27,757)	$315	$(1,665)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

Note 9 — New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management has evaluated the amendments and its adoption will have no effect on the fund’s net assets or results of operations.

Putnam VT Research Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2017, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2017, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2017 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2017. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and

18 Putnam VT Research Fund

expenses and extraordinary expenses). This expense limitation attempts to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that this expense limitation was not operative during their fiscal years ending in 2016. Putnam Management has agreed to maintain this expense limitation until at least April 30, 2019 and has agreed to implement a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses until at least August 31, 2018. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fourth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2016. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2016 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans, charities, college endowments, foundations, sub-advised third-party mutual funds, state, local and non-U.S. government entities and corporations. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam Funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. In addition, in response to a request from the Independent Trustees, Putnam Management provided the Trustees with in-depth presentations regarding each of the equity and fixed income investment teams, including the operation of the teams and their investment approaches. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2016 was a challenging year for the performance of the Putnam funds, with generally disappointing results for the international and global equity funds and taxable fixed income funds, mixed results for small-cap equity, Spectrum, global asset allocation, equity research and tax exempt fixed income funds, but generally strong results for U.S. equity funds. The Trustees noted, however, that they were encouraged by the positive performance trend since mid-year 2016 across most Putnam Funds. In particular, from May 1, 2016 through April 30, 2017, 51% of Putnam Fund assets were in the top quartile and 87% were above the median of the Putnam Funds’ competitive industry rankings. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 5th-best performing mutual fund complex out of 54 complexes for the five-year period ended December 31, 2016. In addition, while the survey ranked the Putnam Funds 52nd out of 61 mutual fund complexes for the one-year period ended 2016, the Putnam Funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2016 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

Putnam VT Research Fund 19

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper VP (Underlying Funds) — Large-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2016 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

2nd	2nd	1st

Over the one-year, three-year and five-year periods ended December 31, 2016, there were 184, 176 and 166 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee, including any developments with respect to the European Union’s updated Markets in Financial Instruments Directive and its potential impact on PIL’s use of client commissions to obtain investment research. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees believed that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

20 Putnam VT Research Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s [SEC] website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Kenneth R. Leibler, Vice Chair
Boston, MA 02109	P.O. Box 8383	Liaquat Ahamed
	Boston, MA 02266-8383	Ravi Akhoury
Investment Sub-Advisors	1-800-225-1581	Barbara M. Baumann
Putnam Investments Limited		Katinka Domotorffy
57–59 St James’s Street	Custodian	Catharine Bond Hill
London, England SW1A 1LD	State Street Bank and Trust Company	Paul L. Joskow
Robert E. Patterson
The Putnam Advisory Company, LLC	Legal Counsel	George Putnam, III
One Post Office Square	Ropes & Gray LLP	Robert L. Reynolds
Boston, MA 02109		Manoj P. Singh

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Research Fund 21

This report has been prepared for the shareholders	H520
of Putnam VT Research Fund.	VTSA067 306766 8/17

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 25, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: August 25, 2017